UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 268-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NFE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering

On December 17, 2020, New Fortress Energy Inc. (the “Company”) closed its previously announced private offering of $250.0 million aggregate principal amount of additional 6.750% senior secured notes due 2025 (the “Additional Notes”).  The Additional Notes were issued at an issue price equal to 105.250% of principal, plus accrued interest from and including September 2, 2020. The Company intends to use the net proceeds from the offering for general corporate purposes.

The Additional Notes were issued pursuant to an indenture, dated as of September 2, 2020 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of December 17, 2020 (the “First Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”), in each case by and among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and as notes collateral agent.  A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The original 6.750% senior secured notes due 2025 were issued in an aggregate principal amount of $1,000.0 million on September 2, 2020 (the “Original Notes” and, together with the Additional Notes, the “Notes”). There are $1,250.0 million aggregate principal amount of Notes outstanding as of the date hereof.  The Additional Notes and the Original Notes have identical terms, other than with respect to the date of issuance and the issue price, and will be treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase.  For a description of the Base Indenture, the Notes and the related pledge and security agreement (the “Pledge and Security Agreement”), see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2020, with respect to the Original Notes.  The description of the Indenture and the Pledge and Security Agreement contained herein and therein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture and the Pledge and Security Agreement.

The Additional Notes and the guarantees thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Equity Offering

On December 18, 2020, the Company closed its previously announced underwritten public offering of 5,482,352 shares (the “Shares”) of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-236921) and a related registration statement on Form S-3MEF (File No. 333-251375) filed pursuant to Rule 462(b) under the Securities Act.  The Company intends to use the net proceeds from the offering for general corporate purposes.

In connection with this equity offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated December 15, 2020, between the Company and Morgan Stanley & Co. LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 400,000 shares of Common Stock. For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Notes Offering” in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On December 15, 2020, the Company issued a press release announcing the proposed offering of the Additional Notes.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by reference.  Additionally, on December 15, 2020, the Company issued a press release announcing the pricing of the offering of the Additional Notes.  A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 15, 2020, by and among New Fortress Energy Inc. and Morgan Stanley & Co. LLC.
4.1
First Supplemental Indenture, dated December 17, 2020, by and among New Fortress Energy Inc., the subsidiary guarantors from time to time party thereto and U.S. Bank National Association, as trustee and as notes collateral agent.

5.1	Opinion of Cravath, Swaine & Moore LLP.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).
99.1	Press release, dated December 15, 2020, announcing the proposed offering of Additional Notes.
99.2	Press release, dated December 15, 2020, announcing the pricing of the offering of Additional Notes.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains forward-looking statements, including but not limited to statements regarding the Company’s anticipated use of the net proceeds from the offerings. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors.

All forward-looking statements speak only as of the date on which it is made. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in our annual, quarterly and other reports we file with the SEC. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, projections or achievements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: December 18, 2020	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer